                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                                    FORM 8-K


              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT                                       AUGUST 7, 1998
                                            ------------------------------------

DATE OF EARLIEST EVENT REPORTED                      AUGUST 6, 1998
                                            ------------------------------------



                          CHESAPEAKE ENERGY CORPORATION
--------------------------------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)


          OKLAHOMA                 1-13726                73-1395733
--------------------------------------------------------------------------------
(State or other jurisdiction     (Commission   (IRS Employer Identification No.)
      of incorporation)          File Number)


                6100 NORTH WESTERN AVENUE, OKLAHOMA CITY, OKLAHOMA     73118
--------------------------------------------------------------------------------
                     (Address of principal executive offices)        (Zip Code)

                                 (405) 848-8000
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)

                    INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 5.  OTHER EVENTS

      On August 6, 1998, Chesapeake Energy Corporation ("Chesapeake") issued a press release to report 1998 second quarter results.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

      (c)      Exhibits. The following exhibit is filed herewith:

      99.      Press Release issued by the Registrant on August 6, 1998.

                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                        CHESAPEAKE ENERGY CORPORATION



                                        BY: /s/  AUBREY K. MCCLENDON
                                            ------------------------------------
                                                    Aubrey K. McClendon,
                                                  Chief Executive Officer

Dated:  August 7, 1998

                                 EXHIBIT INDEX
--------------------------------------------------------------------------------


EXHIBIT           DESCRIPTION
-----------------------------
99                Press Release issued by the Registrant on August 6, 1998.